SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             The Thurlow Funds, Inc.
                             -----------------------
                (Name of Registrant as Specified in its Charter)

     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                     [Letterhead of The Thurlow Funds, Inc.]



Notice of Special Meeting of Shareholders
To be Held March 17, 2000

To Our Shareholders:

          We invite you to attend our special meeting of shareholders on Friday, March 17, 2000, at 3:00 p.m. (Pacific Standard Time), at the Renaissance Stanford Court Hotel, 905 California Street, San Francisco, California 94108. As we describe in the accompanying proxy statement, we will vote on (a) the election of seven directors, (b) a new investment advisory agreement and (c) on other business that may properly come before the special meeting.

          We have enclosed a proxy card with this proxy statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the special meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided. If you attend the special meeting, you can revoke your proxy and vote your shares in person if you choose.

          We look forward to seeing you at the special meeting.


                                          THE THURLOW FUNDS, INC.


                                          /s/ Martina Hearn

                                          Martina Hearn
                                          Vice President and Secretary

Palo Alto, California
February 10, 2000

                           FREQUENTLY ASKED QUESTIONS

Q:  Why  have  I  received  this  proxy  Q:  What constitutes a quorum?
    statement?
                                             A "quorum"  refers to the number of
    Our Board of Directors has sent you shares that must be in attendance this proxy statement, starting at a meeting to lawfully conduct around February 10, 2000 to ask business. A majority of the votes for your vote as a shareholder on of the shares of the Fund entitled certain matters to be voted on at to be cast represent a quorum. As a
    the special meeting.                     result,  holders of 190,318  shares
                                             must  be   present   in  person  or
Q:  What am I voting on?                     represented by proxy at the special
                                             meeting to constitute a quorum.
    You will vote on (a) electing seven
    directors and (b) approving a new Q: What happens if I sign and return investment advisory agreement, my proxy card but do not mark my
    which provides for  a fee increase.      vote?
    Our  Board  of   Directors  is  not
    aware of any   other  matter  which      Thomas  F.   Thurlow   and  Martina
    will be presented for your vote  at      Hearn,  as proxies,  will vote your
    the special meeting.                     shares   to  elect   the  Board  of
                                             Director's  nominees  for  director
Q:  Do I need  to  attend  the  special      and  to  approve  a new  investment
    meeting in order to vote?                advisory agreement.

    No.  You can vote  either in person
    at  the   special   meeting  or  by  Q:  May I revoke my proxy?
    completing and mailing the enclosed
    proxy card.                              You may  revoke  your  proxy at any
                                             time  before  it  is  exercised  by
Q:  How will proxies be solicited?           giving notice of your revocation to
                                             us in writing (by subsequent  proxy
    We will solicit proxies by mail. In or otherwise). Your presence at the addition, certain of our officers special meeting does not itself
    and   employees   may   solicit  by      revoke your proxy.
    telephone,       telegraph      and
    personally.  We will not pay  these  Q:  Who will count the votes?
    officers and employees specifically
    for soliciting proxies. We will Mutual Shareholder Services, our bear the cost of soliciting transfer agent and registrar, will
    proxies,    including    preparing,      count   the   votes   and   act  as
    assembling  and  mailing  the proxy      inspector of elections.
    material.
                                         Q:  What  percentage of the outstanding
Q:  Who is entitled to vote?                 shares do  directors  and  officers
                                             own?
    If you owned  shares of our  single
    portfolio, The Thurlow Growth Fund, Our directors (current and as of the close of business on the proposed) and officers together own record date, December 27, 1999, you approximately 5% of the outstanding are entitled to vote. You will be shares as of the record date. See
    entitled  to one vote per share for      page 4 for more details.
    each  share  you own of the Fund on
    the record date.
                                         Q:  Who are the largest shareholders?
Q:  How many shares of the Fund's stock
    are entitled to vote?                    As of  the  record  date,  National
                                             Investors  Services Corp.  owned of
    As of the record date, 380,635 record 87,778 shares, approximately shares of the Fund were entitled to 23% and Heida L. Thurlow owned of
    vote at the special meeting.             record 21,666 shares, approximately
                                             6%.
Q:  What happens if the special meeting
    is adjourned?                        Q:  How  can I  obtain  a  copy  of the
                                             annual report?
    The   special   meeting   could  be
    adjourned  if  a  quorum  does  not      You  may  request  a  copy  of  our
    exist. For purposes of any annual report for the fiscal year adjournment, proxies will be voted ended June 30, 1999 by writing to "for" adjournment unless you direct Martina Hearn at 1256 Forest otherwise by writing anywhere on Avenue, Palo Alto, California 94301 the enclosed proxy that you will or by calling 1-888-848-7569. We
    vote against any adjournments.           will  furnish  this  copy  free  of
                                             charge.

                              ELECTION OF DIRECTORS

Director Nominees

          At the special meeting, we will elect seven directors to hold office until their respective successors are chosen and qualified. Our Board of Directors, which we refer to herein as the "Board," has nominated seven people for election. Thomas F. Thurlow and Martina Hearn as proxies, intend to vote for the election of all of the Board's nominees. They will also vote proxies for another person that the Board may recommend in place of a nominee if that nominee becomes unable to serve as a director before the special meeting.

          We recommend a vote "for" all the nominees. Five of the nominees, Ms. Hearn, Ms. McRee, Mr. McRee, Ms. Rosendahl and Mr. Thurlow, are members of the present Board. Each nominee has consented to being named as a nominee and to serve if elected.

          The Board's nominees to serve as our directors, and certain important information regarding each nominee, are as follows:

Christine Owens
965 E. El Camino
Sunnyvale, California  94087
(A Proposed Director)

          Ms. Owens, 35, is a Business Solutions Manager at Interwoven, Inc., a provider of Web content management solutions. Ms. Owens is also the founder and principal officer of Market Quest, a market consulting company. From September 1993 to February 1998, Ms. Owens was the senior marketing manager of Sybase, a database software company.

Martina Hearn*
555 Bryant Street #262
Palo Alto, California 94301
(Vice President, Secretary and a Director)

          Ms. Hearn, 43, is an associate of the law firm of Thurlow & Hearn, an association of attorneys. Ms. Hearn has been practicing law since 1989. Ms. Hearn is the wife of Thomas F. Thurlow.


Natasha L. McRee
3105 Grimes Ranch Road
Austin, Texas 78732
(A Director)

          Ms. McRee, 28, is a marketer with the firm of GSDNM Advertising and has been employed with this firm since September 1996. From August 1995 to August 1996, Ms. McRee was employed with Rives Carlberg Advertising as a marketing consultant. From September 1993 to August 1995, Ms. McRee was employed in the Marketing Department of Slick 50, a producer of automotive oils. Ms. McRee is the wife of Robert C. McRee.


--------------------------

* Ms. Field, Ms. Hearn, Ms. Rosendahl and Mr. Thurlow are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940

Robert C. McRee
3105 Grimes Ranch Road
Austin, Texas 78732
(A Director)

          Mr. McRee, 28, is a marketer for Cyress Technologies Corporation, Inc. and has been employed with this firm since 1996. Prior to such time, Mr. McRee, was employed by Slick 50 and attended college. Mr. McRee is the husband of Natasha L. McRee.


Stephanie E. Rosendahl*
4101 Coleridge Street
Houston, Texas 77005
(A Director)

          Ms. Rosendahl, 33, is an independent management consultant and has been self-employed since 1993. Ms. Rosendahl is the sister of Thomas F. Thurlow.


Tamara Thurlow Field*
200 Yorkview Road
Yorktown, Virginia  23692
(A Proposed Director)

          Ms. Field, 36, is the founder, President and Chief Executive Officer of Apollo Hosting, a web hosting business. Ms. Field has held these positions since 1996. Prior to 1996, Ms. Field was self-employed. Ms. Field is the sister of Mr. Thurlow.


Thomas F. Thurlow*
1256 Forest Avenue
Palo Alto, California 94301
(President, Treasurer and a Director)

          Mr. Thurlow, 37, is an attorney and founder and associate of the law firm Thurlow & Hearn, an association of attorneys. Mr. Thurlow has been practicing law since 1989. Mr. Thurlow is also the sole officer, director and shareholder of Thurlow Capital Management, Inc., an investment advisory firm, which he founded in 1997. Mr. Thurlow is the husband of Martina Hearn and the brother of Stephanie E. Rosendahl and Tamara Thurlow Field.



--------------------------
* Ms. Field, Ms. Hearn, Ms. Rosendahl and Mr. Thurlow are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940



Board Meetings and Committees

          The Board has no audit, nominating, compensation or other similar committees. The Board met 3 times during the fiscal year ended June 30, 1999. All of the nominees who are members of the present Board attended each meeting.

Compensation

          Currently, we do not compensate our directors. Our standard method of compensating directors, commencing in the fiscal year ending June 30, 2000, will be to pay each director who is not an "interested person" a fee of $500 for each meeting of the Board attended.

          The table below sets forth the compensation we paid to each of our directors during the fiscal year ending June 30, 1999*:

                                                 Pension or Retirement
                                                 Benefits Accrued as    Estimated Annual        Total Compensation
                          Aggregate              Part                   Benefits Upon           Paid to
Name of Person            Compensation           Of Fund Expenses       Retirement              Directors
--------------            ------------           ----------------       ----------              ---------
Martina Hearn                      $0                     $0                      $0                     $0
Robert C. McRee                     0                      0                      0                       0
Natasha L. McRee                    0                      0                      0                       0
Stephanie E. Rosendahl              0                      0                      0                       0
Thomas F. Thurlow                   0                      0                      0                       0

--------------------

* Ms. Owens and Ms. Field were not directors during the fiscal year ending June 30, 1999.

Principal Shareholders

          Set forth below are the names and addresses of all holders of the Fund's shares who as of December 27, 1999 beneficially owned more than 5% of the Fund's then outstanding shares, as well as the number of shares of the Fund beneficially owned by all our officers and directors (current and proposed) as a group.

Name and Address of Beneficial Owner          Number of Shares  Percent of Class
------------------------------------          ----------------  ----------------

National Investors Services Corp.                     87,778          23.06%
55 Water Street
New York, NY 10041*

Heida L. Thurlow                                      21,666           5.69%
2030 W. Sam Houston Parkway N.
Houston, TX 77043

Officers and Directors (current and proposed)         20,063           5.27%
as a Group (7 persons)

-------------------------
* All of the shares owned by National Investors Services Corp. were owned of record only.


Vote Required

          Under Maryland law, shareholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the nominees receiving the largest number of votes will be elected as directors. Any shares which do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of directors.

           APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUND

Introduction

          The Fund presently has an investment advisory agreement with Thurlow Capital Management, Inc., a California corporation, P.O. Box 50427, Palo Alto, California 64303-0427, as the Adviser, pursuant to which the Adviser furnishes continuous investment advisory services to the Fund. The "Current Advisory Agreement" was entered into at the inception of the Fund on June 22, 1997. We are asking the shareholders to approve a new investment advisory agreement with the Adviser. The "Proposed Advisory Agreement" has been approved by the Board. The Proposed Advisory Agreement will take effect on July 1, 2000 assuming it is approved by the shareholders of the Fund at the special meeting.

Description of Current and Proposed Advisory Agreements

          The terms of the Current Advisory Agreement and the Proposed Advisory Agreement are substantially identical except for the fees payable to the Adviser and the expense reimbursement provision. Under the Current Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 1.25% (1.25% per annum) of the average daily net asset value of the Fund. The Proposed Advisory Agreement provides for an increase in the monthly advisory fee payable to the Adviser for the services it provides to the Fund to 1/12 of 1.90% (1.90% per annum) of the average daily net asset value of the Fund. Under the Current Advisory Agreement, the Adviser has agreed to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee, but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 3.00% of the average net asset of the Fund for such year. The proposed advisory agreement provides that the Adviser will bear all expenses of the Fund (resulting in a decrease in the Fund's Total Fund Operating Expenses) except the Adviser's fee, all federal, state and local taxes, interest, brokerage commissions, reimbursement payments to securities lenders for dividend and interest payments on securities sold short and extraordinary items (including extraordinary litigation expenses).

          Pursuant to the Current Advisory Agreement, the Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. Under the Current Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space, and all necessary office facilities, equipment and executive personnel for managing the Fund's investments, and bears all sales and promotional expenses of the Fund, other than distribution expenses paid by the Fund pursuant to the Service and Distribution Plan and expenses incurred in complying with laws regulating the issue or sale of securities. If the shareholders approve the Proposed Advisory Agreement, the Service and Distribution Plan will be terminated (by vote of the Rule 12b-1 Directors, as provided in the Service and Distribution Plan) and the Adviser will bear the cost of the distribution expenses currently paid by the Fund under the Service and Distribution Plan.

          Pursuant to the Current Advisory Agreement, the Adviser has agreed to reimburse the Fund to limit the total operating expenses of the Fund, including the investment advisory fee but excluding interest, taxes, brokerage commissions and similar fees, to an annual rate of 3.0% of the Fund's average daily net assets. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. Additionally, for the fiscal period ended June 30, 1998 and the fiscal year ended June 30, 1999, the Adviser, although not contractually obligated to do so, reimbursed the Fund for annual operating expenses in excess of 1.95% of the Fund's average net assets for each such period. The Proposed Advisory Agreement does not provide a similar expense reimbursement provision, but rather the Proposed Advisory Agreement provides that the Adviser will bear all expenses of the Fund, except the Adviser's fee, all federal, state and local taxes, interest, brokerage commissions, reimbursement payments to securities lenders for dividend and interest payments on securities sold short and extraordinary items (including extraordinary legal expenses). If the Adviser fails to pay expenses of the Fund that it is obligated to pay, the Fund will create an account receivable from the Adviser for the amount of such unpaid expenses. In turn, the Adviser's monthly fee will be reduced by the amount of such unpaid expenses.

          During the fiscal year ended June 30, 1999, the Adviser received $12,186 in advisory fees and reimbursed the Fund $109,985 for expenses. Had the Proposed Advisory Agreement been in effect during that year, the Adviser would have received $18,500 in fees (an increase of 51.8%) from the Fund, but would have paid $114,424 of the Fund's expenses (an increase of 4.0%).

          The Fund does not pay brokerage commissions to any broker affiliated with the Fund, the Adviser or any affiliated person thereof.

          The following table shows the actual operating expenses expressed as a percentage of average net assets incurred by the Fund during the fiscal year ended June 30, 1999 and the expenses expressed as a percentage of average net assets that would have been incurred had the Proposed Advisory Agreement been in effect for such period:

                                             Most Recent
                                           Fiscal Year End        Pro Forma
                                           ---------------        ---------

Management Fees                                 1.25%               1.90%

12b-1 Fees                                      0.25%               0.00%

Other Expenses                                 11.35%               0.00%

Total Fund Operating Expenses                  12.85%*              1.90%

Less Reimbursements                            10.90%*              0.00%

Net Operating Expenses                          1.95%*              1.90%

-------------------
* The Fund had actual Total Fund Operating Expenses (after reimbursement) that were less than the amount shown. The Adviser reimbursed the Fund to the extent necessary to insure that Total Fund Operating Expenses did not exceed 1.95%. The Adviser is not contractually obligated to make these reimbursements and may discontinue these reimbursements at any time, but will not do so prior to June 30, 2000.

Example

          This "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds under the Current Advisory Agreement and under the Proposed Advisory Agreement. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                                     1 Year     3 Years     5 Years     10 Years
                                     ------     -------     -------     --------

Current Advisory Agreement 1         $1,235     $3,421       $5,277      $8,783
Proposed Advisory Agreement 2        $  193     $  597       $1,026      $2,222

-------------------------------------------

1 Assumes for each year represented that the Current Advisory Agreement is in effect, pursuant to which the Adviser receives a fee of 1.25% (per annum), but does not assume that the Adviser reimburses the Fund for its expenses to the extent necessary to insure that Total Fund Operating Expenses do not exceed 1.95%, as the Adviser is not contractually obligated to do so.

2 Assumes for each year represented that the Proposed Advisory Agreement is in effect, pursuant to which the Adviser bears the cost of all the Fund's expenses and receives a fee of 1.90% (per annum).


          The purpose of the Example and table is to assist you in understanding how the various costs and expenses of the Fund will change as a result of the Proposed Advisory Agreement. The Example should not be considered a representation of past or future expenses. The Fund's actual expenses and investment performance vary from year to year and will result in expenses that may be higher or lower than those shown above.

          If approved by the requisite shareholder vote, the Proposed Advisory Agreement will become effective on July 1, 2000. The Proposed Advisory Agreement provides that it will continue in effect as long as its continuance is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; and
(ii) by the vote of a majority of the directors of the Fund who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Proposed Advisory Agreement provides that it may be terminated at any time without the payment of any penalty by the Board or by a vote of a majority of the outstanding shares of the Fund on sixty (60) calendar days written notice to the Adviser, and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned.

Description of Thurlow Capital Management, Inc.

          Thurlow Capital Management, Inc. is a registered investment adviser organized in 1997. Its address is P.O. Box 50427, Palo Alto, California 94343-0427. The Adviser is controlled by Mr. Thurlow, its sole officer, director and shareholder. Certain important information about Mr. Thurlow may be found on
p. 3.

The Evaluation by the Board of Directors and Directors' Recommendation

          The Board has determined that approving the Proposed Advisory Agreement with Thurlow Capital Management, Inc. will enable the Fund to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Fund and its shareholders.

          In making its determinations, the Board took into consideration:

          o the fact that the Adviser has demonstrated its abilities as an investment adviser while serving as the investment adviser to the Fund;

          o the fact the terms of the Current Advisory Agreement are substantially identical to the terms of the Proposed Advisory Agreement except for the fees payable to the Adviser and the expense reimbursement limitation;

          o    the fact the management of the Fund is labor intensive;

          o    the fact the Fund is actively managed;

          o the fact the Fund invests in relatively small companies which tend not to be widely followed by third party research analysts requiring the Adviser to utilize its own resources in evaluating such companies;

          o the fact the Adviser under the Proposed Advisory Agreement will bear all expenses of the Fund except the Adviser's fee, all federal, state and local taxes, interest, brokerage commissions, reimbursement payments to securities lenders for dividend and interest payments on securities sold short and extraordinary items (including extraordinary litigation expenses);

          o the fact the Adviser under the Proposed Advisory Agreement will assume some administrative duties formerly performed by the Fund's administrator (e.g., supervision of other service providers); and

          o    the Fund's recent strong performance.

          In weighing the factors discussed above, the Board assigned the greatest weight to the fact that management of the Fund is labor intensive and the fact that the Adviser will bear all the expenses of the Fund (with certain exceptions as noted above). The Board considered the other factors discussed above to be of secondary importance.

          Based upon its review, the Board concluded that the Proposed Advisory Agreement with the Adviser is reasonable, fair and in the best interests of the Fund and its shareholders, and the fees provided in the Proposed Advisory Agreement are fair and reasonable. In the Board's view, retaining the Adviser to serve as investment adviser of the Fund, under the terms of the Proposed
Advisory Agreement, is desirable and in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other facts and information as it deemed relevant, the Board voted to recommend approval of the Proposed Advisory Agreement by the shareholders of the Fund.

Vote Required

          The favorable vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding shares of the Fund is required for the approval of the Proposed Advisory Agreement. Under the 1940 Act, the vote of the holders of a "majority" of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the special meeting. The failure to vote (whether by broker non-vote, abstention or otherwise), assuming more than 50% of the outstanding shares of the Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the proposal if (b) above is applicable. If the Proposed Advisory Agreement is not approved at the special meeting, the Current Advisory Agreement will continue until its scheduled termination date.

                      INVESTMENT ADVISER AND ADMINISTRATOR

          The Fund's investment adviser is Thurlow Capital Management, Inc., P.O. Box 50427, Palo Alto, California 94343-0427. The Fund currently has no administrator. From August 8, 1997 through March 31, 1999, the administrator was Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Some of the services formerly provided by the administrator will be provided by Mutual Shareholder Services, Inc., referred to as "MSS," 1301 East Ninth Street, Suite 1005, Cleveland, Ohio 44114, pursuant to an Accounting Services Agreement. The remaining services formerly provided by the administrator will be provided by the Adviser. The Fund has no principal underwriter.


                        RECEIPT OF SHAREHOLDER PROPOSALS

          Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by us of any such proposal. Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made. The fact that we receive a shareholder proposal in a timely manner does not insure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.


                                  OTHER MATTERS

          The Board knows of no other matters that may come before the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.


                                  SOLICITATION

          We will bear the cost of soliciting proxies. We expect to solicit proxies mainly by mail. Some of our employees may also solicit proxies personally and by telephone. We do not anticipate that we will retain anyone to solicit proxies or that we will pay compensation to anyone for that purpose. We will, however, reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Fund.

          If you would like to receive a copy of our fiscal 1999 annual report (without exhibits), please write to Martina Hearn, at 1256 Forest Avenue, Palo Alto, California 94301 or call 1-888-848-7569, and we will provide you with a copy free of charge.

                                         THE THURLOW FUNDS, INC.

                                         /s/  Martina Hearn

                                         Martina Hearn
                                         Vice President and Secretary

Palo Alto, California
February 10, 2000

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                             The Thurlow Funds, Inc.
                                 March 17, 2000

     The  undersigned  constitutes  and  appoints  Thomas F. Thurlow and Martina
Hearn, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of The Thurlow Funds, Inc., the "Fund," to be held at the Renaissance Stanford Court Hotel, 905 California Street, San Francisco, California 94108, on Friday, March 17, 2000 at 3:00 p.m. (Pacific Standard Time) and at any adjournments or postponements thereof, all shares of stock of the Fund which the undersigned is entitled to vote as follows:


     (1)  To elect seven directors to the Board of Directors.

          For  all nominees listed below (except as marked to the contrary) |_|

          Withhold authority to vote for nominees listed below              |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

          Christine Owens                    Martina Hearn

          Natasha L. McRee                   Robert C. McRee

          Stephanie E. Rosendahl             Tamara Thurlow Field

          Thomas F. Thurlow

     (2)  To approve the proposed Investment Advisory Agreement.

          For     |_|           Against     |_|           Abstain    |_|

                                        This proxy  will be voted as  specified.
                                        If no specification is made, this proxy will be voted for each proposal.

                                        The   signature  on  this  proxy  should
                                        correspond  exactly with the name of the
                                        shareholder  as it appears on the proxy.
                                        If stock is issued in the name of two or
                                        more  persons,   each  should  sign  the
                                        proxy.  If  a  proxy  is  signed  by  an
                                        administrator,     trustee,    guardian,
                                        attorney  or  other  fiduciary,   please
                                        indicate full title as such.


                                        Dated ______________________, 2000


                                        Signed ___________________________

                                        Signed ___________________________


This proxy is solicited on behalf of
the Board of Directors of
The Thurlow Funds, Inc.

|_|      Please check here if you will be attending the meeting.